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                              SECURITY AGREEMENT
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AM GENERAL Corporation, a Delaware corporation, for valuable considerations, receipt of which is hereby acknowledged, grants General Motors Corporation, a Delaware corporation, a purchase money security interest in the properties described below in accordance with the following terms and conditions:

I.   Definitions.  As used in this Security Agreement, the following terms shall
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have the following respective meanings:

     (A) The term "AMG" shall mean AM GENERAL Corporation, a Delaware corporation, its successors or assigns.

     (B) The term "GM" shall mean General Motors Corporation, a Delaware corporation, its successors or assigns.

     (C) The term "Promissory Note" shall mean that certain Promissory Note executed by AMG and dated December 21, 1999, payable to the order of GM.

     (D)  The term "Event of Default" shall mean any of the events set forth in
          Section VI below.

II.   Grant of Security Interest.  As collateral security for the prompt and
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complete payment, when due, of the Promissory Note, AMG hereby grants to GM a purchase money security interest in and to the property of AMG identified on Exhibit A hereto (hereinafter collectively the "Collateral").

III.  Obligations Secured.  The security interest granted secures the payment
      -------------------
of any and all indebtedness, obligations, and liabilities of AMG to GM as evidenced by the Promissory Note (hereinafter called the "Obligations") whether direct or indirect, joint or several, absolute or contingent, due or to become due, whether now existing or hereafter arising and all renewals, extensions and rearrangements of all such items of indebtedness and including costs, expenses and attorneys' fees and legal expenses, all in accordance with the terms of the Promissory Note and this Security Agreement.

IV.   Warranties, Covenants and Agreements of AMG.  AMG warrants, covenants and
      -------------------------------------------
agrees that:

     (A) Except for the security interest granted hereby and Permitted Liens as defined in Schedule A, AMG is or will be the owner and holder of all the Collateral free from any adverse claim, security interest, financing statement, encumbrance or other right, title or interest of any person and AMG has full power and lawful authority to sell and assign the Collateral and to grant to GM a security interest therein as herein provided, and the execution, delivery and performance hereof is not in contravention of any indenture, agreement or undertaking to which AMG is a party or by which it is bound; and AMG will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     (B) Except for Permitted Liens as defined in Schedule A, AMG has not signed any financing statement, and no financing statement is now on file in any public office covering the Collateral. AMG authorizes GM to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by GM covering the Collateral; and at the request of GM, AMG will join GM in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form satisfactory to GM, and will pay the cost of filing the same or filing or recording this Security Agreement

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in all public offices at any time and from time to time whenever filing or recording of any such financing statement or of this Security Agreement is deemed by GM to be necessary or desirable, it being further stipulated in this regard that GM may also at any time or times sign any counterpart of this Security Agreement signed by AMG and file same as a financing statement if GM shall elect so to do.

     (C) Unless otherwise agreed in writing, AMG shall at all times keep the Collateral separate and distinct from the other property of AMG or that of any third party and shall keep accurate and complete records of the Collateral and its location. AMG promises that it will not, without securing the permission of GM, move these records securing the Collateral from the below address:

Section 11. 13200 McKinley Highway
                    Mishawaka, Indiana  46545

     (D) AMG will take all reasonable actions necessary to maintain and preserve all security for the Collateral at all times as valid, subsisting and perfected security as to all the property affected and covered thereby and to maintain the priority and validity of the security interest in the Collateral as against the rights, claims and interests of any other persons and parties whomsoever.

     (E) AMG will have and maintain insurance at all times with respect to the Collateral against risks of fire (including so-called extended coverage), theft, and such other risks as GM may reasonably require, and in the case of motor vehicles, collision, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to GM, such insurance to be payable to GM and AMG as their interest may appear; all policies of insurance shall provide for at least thirty (30) days' written cancellation notice to GM; AMG shall furnish GM with certificates or other evidence reasonably satisfactory to GM of compliance with the foregoing insurance provisions. If at any time or times AMG shall fail to take out or maintain insurance as required under the terms of the last preceding sentence, GM may (but shall not be obligated to), without in anyway waiving such failure by AMG, take out or maintain such insurance, and all premiums and other costs paid by GM incident thereto shall be repayable by AMG to GM, upon demand by GM, with interest thereon from the date expended by GM until repaid at the rate of ten percent (10%) per annum, and shall be and become a part of the Obligations secured hereby.

     (F) AMG agrees that it shall give GM ninety (90) days' advance written notice of any change in AMG's name, corporate form, or address of its principal place of business.

     (G) AMG will keep the Collateral free from any adverse lien, security interests, or encumbrance, except for Permitted Liens as defined in Schedule A, and in good order and repair and will not waste, destroy, misuse or abuse the Collateral or any part thereof or allow any of same to deteriorate except for normal wear and tear from its normal intended primary use; AMG will not use the Collateral in violation of any statute or ordinance; and GM may examine and inspect the Collateral at any time (during normal business hours) following reasonable notice, wherever located, and may enter upon any premises where same is situated for such purpose.

     (H) AMG will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation.

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     (I)  At its option, following due consultation with AMG, GM may use or may permit to be used any insurance proceeds received by GM for the reconstruction or repair of the Collateral without in anyway impairing or affecting its rights hereunder; provided, however, that if AMG is not in default under this Security Agreement, GM shall pay such proceeds to AMG and AMG shall apply such proceeds to the purchase, re-construction or repair of the Collateral.


V.   Further Agreements Between AMG and GM.
     -------------------------------------

     (A) GM shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which AMG agrees and undertakes to do at AMG's expense; but upon the occurrence of an Event of Default under the Security Agreement and for as long as such Event of Default is continuing, GM may do so in its discretion at any time or times, and GM shall have the right to take any steps by judicial process or otherwise it may deem proper from time to time to effect the sale, use, removal and/or disposition of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and legal expenses) incurred or paid by GM in connection with or incident to any such sale, use, removal and/or disposition or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by AMG or reimbursed by AMG to GM upon demand. The proceeds of sale, use, removal and/or disposition of the Collateral shall be held by GM without liability for interest thereon and may be applied by GM as GM may reasonably deem appropriate toward payment of any of the Obligations secured hereby, whether or not then due, in such order or manner as GM may elect.

     (B) Except for Permitted Liens as defined in Schedule A, if any taxes or governmental assessments of any kind or character shall be levied upon or against the Collateral or the Obligations, the same shall be promptly paid before delinquency by AMG, and if any such taxes or governmental assessments are not paid by AMG prior to delinquency thereof, GM may at its option pay such taxes or assessments and any interests, costs or penalties in connection therewith.

     (C) In the event GM shall pay any such taxes, assessments, interests, costs, penalties, or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, AMG, upon demand of GM, shall pay to GM the full amount thereof with interest at the rate of ten percent (10%) per annum from their respective dates of payment by GM until repaid to GM in full; and so long as GM shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment GM shall have every right and remedy provided for enforcement of payment of the Obligations secured hereunder.

     (D) When all of the Obligations shall have been paid in full or otherwise satisfied in full, if this Security Agreement has not theretofore been foreclosed, GM or other holder of the Obligations shall reassign and release to AMG, without recourse or warranty, express or implied, the then existing rights, titles and interest of GM in and to the Collateral, the costs of such reassignment to be borne by AMG, and GM shall pay to AMG the surplus money, if any, then in the hands of GM representing collections on or proceeds of the Collateral (net of any fees or expenses associated with such collections, including but not limited to reasonable attorney's fees) not theretofore applied toward payment of the Obligations. GM shall promptly execute and deliver to AMG any and all documents reasonably necessary to evidence such release.

     (E) AMG shall provide GM with quarterly financial statements, the form and content to be mutually agreed by the parties.

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VI.   Events of Default
      -----------------

The happening of any of the following events or conditions shall be an event of default under this Security Agreement ("Event of Default"):

     (A) The offsetting credits to GM against the Assembly Fees paid or otherwise payable to AMG per unit of New Vehicle assembled by AMG pursuant to the New Vehicle Assembly Agreement is insufficient to fully reimburse GM for the principal amount of the Promissory Note (without interest) during the term of the New Vehicle Assembly Agreement and AMG shall undertake to sell or transfer to any party other than GM without GM's consent any New Vehicle or any other motor vehicle manufactured (excluding the painting of the Current Vehicle), produced or assembled in the New Vehicle Facilities; or

     (B) A voluntary or involuntary petition under the Bankruptcy Code is filed by or against AMG and a final order for relief under Chapter 7 of the Bankruptcy Code is entered, or any Chapter 11 proceedings under Chapter 11 of the Bankruptcy Code is converted to proceedings under Chapter 7 of the Bankruptcy Code pursuant to a final order for relief; or

     (C) AMG shall make a general assignment for the benefit of creditors or a similar transfer or shall take action involving a material portion of the Collateral for purposes of liquidating such assets; or

     (D) Any secured or lien creditor of AMG shall commence a foreclosure action of its liens, security interest(s) and/or mortgage(s) against, and shall obtain the right to possession or control over, a material portion of the Collateral.

VII.  Remedies
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(A)         Upon the occurrence of an Event of Default and for so long as such
Event of Default is continuing or the non-payment of any of the Obligations, when due, and at any time thereafter, at GM's option, GM shall have and may exercise with reference to the Collateral any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Michigan, and as otherwise granted herein or under any other applicable law including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by GM and toward payment of the Obligations in such order or manner as GM may elect. Specifically and without limiting the foregoing, GM may require AMG to assemble the Collateral or any security therefor and make it available to GM at the address specified in Section 4(C) above ; and GM shall have the right to take possession of all or part of the Collateral or any security therefor and of all books, records, papers, and documents of AMG or in AMG's possession or control relating to the Collateral which are not already in GM's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned.

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(B)       To the extent permitted by law, AMG expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of AMG or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of GM existing after default hereunder; and to the extent any such notice is required and cannot be waived, AMG agrees that if such notice is mailed, postage prepaid, to AMG at the address shown herein above at least twenty (20) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(C) GM is expressly granted the right, at its option, to transfer, at any time, following the occurrence of an Event of Default and for as long as such Event of Default is continuing, to itself or to its nominee the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply it on the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as GM may elect.

(D)       All rights to marshaling the Collateral, are hereby waived.

(E) All recitals in any instrument of assignment or any other instrument executed by GM incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by GM or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

VIII.  General
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(A)       The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full or otherwise satisfied. Any future assignment or attempted assignment of the interest of AMG in and to any of the Collateral shall not deprive GM of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

(B) This Security Agreement shall not be construed as relieving AMG from liability on the Obligations and any and all future and other indebtedness secured hereby.

(C) Upon the occurrence of an Event of Default hereunder, GM is hereby subrogated to all of AMG's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

(D) Any notice or demand to AMG hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the fifth day following the deposit thereof, in writing, duly stamped and addressed to AMG at the address first shown below, in the U.S. Mails; but actual notice, however given or received, shall always be effective.

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(E)       The provisions of Section VIII(B) above notwithstanding, AMG shall have no obligation to pay off the Obligations in cash other than through the direct offset to the Assembly Fee set forth in the New Vehicle Assembly Agreement unless otherwise mutually agreed by the Parties in writing; provided, however, that subject to the terms of the Equity Conversion Agreement between the Parties, AMG may elect at anytime to pre-pay the Promissory Note without notice, additional interest or penalty.

(F) GM shall not be obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against other parties, which AMG hereby assumes to do.

(G) No delay or omission on the part of GM in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of GM hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of GM provided for herein or existing by law or otherwise.

(H) All rights of GM hereunder shall inure to the benefit of its successors and assigns; and all obligations of AMG shall bind its successors or assigns.

(I) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

(J) The laws governing this secured transaction shall be that of the State of Michigan existing as of the date hereof; provided that if any additional rights or remedies are hereafter are granted to secured parties by the laws of Michigan, GM shall also have and may exercise any such additional rights or remedies.

IN WITNESS WHEREOF, the undersigned AMG has executed this Security Agreement by its duly authorized officer this 21st the day of December, 1999.

                              AM GENERAL Corporation


                              By: _______________________

                              Title: ____________________




STATE OF              )
                      )SS:
COUNTY OF             )

On December 21, 1999, before me _______________________, a Notary Public in and for said state, personally appeared ___________________________________________,
______________________________________ of AM GENERAL Corporation, known to me to be the person who executed the within Security Agreement in behalf of said Corporation and acknowledged to me that he/she executed the same for the purposes therein stated.

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          _______________________________
          Notary Public


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